SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                KSB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947




                                                   April 4, 1997



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of KSB Bancorp, Inc. (the "Company") to be held on Wednesday, May 7, 1997, at the Inn on Winter's Hill, Kingfield, Maine, at 5:30 p.m.

         As described in the enclosed Proxy Statement, matters scheduled to be presented for stockholder action at the Annual Meeting include the election of two directors, the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, and the ratification of Berry, Dunn, McNeil & Parker as the Company's independent auditors for the year ending December 31, 1997. During this meeting, we will also report on the operations of Kingfield Bank (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Company and the Bank during the year ended December 31, 1996 is contained in our Annual Report, which is also enclosed. Directors and officers of the Company, as well as representatives of our independent auditors, will be present to respond to any questions which stockholders may have.

         We hope you will be able to attend this meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,


                                           /s/John C. Witherspoon
                                           ----------------------
                                           John C. Witherspoon
                                           President and Chief Executive Officer

                                KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held On May 7, 1997


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of KSB Bancorp, Inc. (the "Company") will be held at the Inn on Winter's Hill, Kingfield, Maine on Wednesday, May 7, 1997 at 5:30 p.m., Maine time, for the following purposes:

         1.       The election of two directors for a term of three years each;

         2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company.

         3.       The   ratification  of  Berry,   Dunn,   McNeil  &  Parker  as
                  independent auditors of the Company for the year ending December 31, 1997; and

         4. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 27, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Kingfield Bank, Main Street, Kingfield, Maine for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.





                                              By Order of the Board of Directors



Kingfield, Maine
April 4, 1997

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                KSB BANCORP, INC.
                                   MAIN STREET
                             KINGFIELD, MAINE 04947
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 7, 1997
                            -------------------------


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of KSB Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Wednesday, May 7, 1997 at 5:30 p.m., Maine time, at the Inn on Winter's Hill, Kingfield, Maine and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements of the Company for the year ended December 31, 1996, accompanies this Proxy Statement and Proxy Card, which are first being mailed to stockholders on or about April 4, 1997.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company, and FOR the ratification of Berry, Dunn, McNeil & Parker as independent auditors of the Company for the year ending December 31, 1997.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


Voting Securities

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as provided below. The close of business on March 27, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 412,705 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.


Voting Procedures and Method of Counting Votes

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of an amendment to the Company's Certificate of Incorporation to increase the number or authorized shares of Common Stock of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Delaware General Corporation Law, the approval of this matter shall be determined by a majority of the votes entitled to be cast. Accordingly, broker non-votes and proxies marked "ABSTAIN" will be counted as votes against the item.

         As to the ratification of Berry, Dunn, McNeil & Parker as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than 5% of the Company's Common Stock outstanding as of March 27, 1997.

                                                   Amount and Nature
Name and Address                                      of Beneficial              Percent
of Beneficial Owner                                     Ownership               of Class
-------------------                                     ---------               --------
Kingfield Bank                                           40,701                   9.9%
Employee Stock Ownership Plan
c/o Kingfield Bank
Main Street
Kingfield, Maine 04947

Athena Capital Management, Inc. (1)                      32,930                   8.0%
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

-----------------------------
(1)  Athena  Capital  Management  is  an  investment  company.  The  information contained herein is based upon an Amended Schedule 13G beneficial ownership report, dated January 22, 1997, filed by Athena Capital Management with the
     SEC. Such Schedule 13G indicates that Athena Capital  Management has shared voting and investment power over these shares of Common Stock.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Each of the members of the Board of Directors of the Company also serves on the Board of Directors of Kingfield Bank (the "Bank"), the Company's wholly-owned subsidiary. Directors are elected for staggered terms of three years each, with the term of office of only one class of Directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

         The nominees proposed by the Board for election at this Annual Meeting are Winfield F. Robinson and G. Norton Luce. Each of these nominees is presently a Director of the Company. Set forth below is certain information concerning the nominees and the other members of the Board as of March 27, 1997. The Board believes that such nominees will stand for election and will serve if elected as Director. However, if any of the nominees proposed by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES WHOSE NAMES APPEAR BELOW.

                                                     NOMINEES

                                                                            Amount and Nature of
Name, Age, Principal Occupation and                                         Beneficial Ownership          Percent
Business Experience for Past Five Years           Expiration of Term            of Stock (1)              of Class
---------------------------------------           ------------------    ----------------------------     ---------
Winfield F. Robinson, Age 59............                2000                     13,391 (2)                  3.2%
  Mr. Robinson has served as Chairman of
  the Board of the Company since its
  formation in 1993.  He has served as a
  Director of the Bank since 1976 and was
  elected Chairman of the Board in 1986.
  Mr. Robinson is a director of Somerset
  Corp. and serves as a vice president of
  United Timber Corporation, a Maine-based
  forest products firm.

G. Norton Luce, Age 63..................                2000                      7,106 (3)                  1.7
  Mr. Luce has served as a Director of the
  Company since its formation in 1993.  He
  has served as a Director of the Bank since
  1978.  Mr. Luce was president of
  Mountain Fuel Company/Valley Gas
  Company, a heating oil and gas delivery
  business, as well as heating systems
  installations, from 1975 until his retirement
  in October 1988.

                                               CONTINUING DIRECTORS

                                                                            Amount and Nature of
Name, Age, Principal Occupation and                                         Beneficial Ownership           Percent
Business Experience for Past Five Years           Expiration of Term            of Stock (1)              of Class
---------------------------------------           ------------------    ----------------------------     ---------
William P. Dubord, Age 49...............                1998                      5,788 (3)                 1.4%
  Mr. Dubord has served as a Director of the
  Company since its formation in 1993.  He
  has served as a Director of the Bank since
  1988.  Mr. Dubord is a partner in the law
  firm of Marden, Dubord, Bernier &
  Stevens.

Theodore C. Johanson, Age 59............                1998                      1,950 (3)                 0.5
  Mr. Johanson was appointed a Director of
  the Bank and the Company in October,
  1996.  Mr. Johanson is the President of
  Falcon Shoe Company in Lewiston, Maine.


John C. Witherspoon, Age 40.............                1999                     23,586 (4)                 5.6
  Mr. Witherspoon has served as Chief
  Executive Officer and Director of the
  Company since its formation in 1993.  He
  joined the Bank in 1979 as an
  administrative assistant and served as Vice
  President from June 1981 until January
  1984.  In January 1984, Mr. Witherspoon
  began to serve as President  and Chief
  Executive  Officer of the Bank and was
  elected to serve on the Board of Directors
  of the Bank in 1987.

Roger G. Spear, Age 53..................                1999                     2,090 (3)                  0.5
  Mr. Spear was elected as Director of the
  Bank and the Company in March 1993.
  Mr. Spear is Vice President of
  Administration-Chief Financial Officer of
  the University of Maine at Farmington.

All Directors and executive officers as a
group (ten persons).....................                 --                      69,408 (5)(6)             16.4%
------------------

(1) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.

(2) Includes 3,300 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.


(3) Includes 1,650 shares that may be acquired pursuant to the exercise of stock options granted under the Directors' Stock Option Plan.

(4) Includes 1,973 shares subject to future vesting under awards granted pursuant to the Bank's Recognition and Retention Plans and Trusts
         ("BRPs")  and as to which voting may  currently  be directed.  Includes
         6,187  shares  subject to options  granted  pursuant  to the  Company's
         Incentive Stock Option Plan that may be exercised within 60 days of the Record Date. Includes 2,745 shares allocated to Mr. Witherspoon's account under the Bank's Employee Stock Ownership Plan (the "ESOP").

(5) Includes 5,593 shares subject to future vesting under awards granted pursuant to the BRPs and as to which voting may currently be directed.
         Includes 21,367 shares that may be acquired pursuant to the exercise of stock options.

(6)      Includes 6,356 shares  allocated to the accounts of executive  officers under the ESOP.  Excludes the remaining  34,345 shares of Common Stock, or 8.3%  of the  shares  of  Common  Stock  outstanding,  owned  by the
         Company's  ESOP for the benefit of the employees of the Company and the
         Bank who are not executive officers. The ESOP Administrative  Committee administers  the ESOP.  Under  the terms of the ESOP,  shares of Common
         Stock  allocated  to the account of employees  are voted in  accordance with the instructions of the respective  employees.  Unallocated shares are  voted  by the  ESOP  Trustee  as  directed  by the  Administrative
         Committee.  The  Administrative  Committee  shall vote the  unallocated shares in a manner that reflects the directions received from employees
         as  to  allocated   shares,   unless  their  fiduciary  duties  require
         otherwise. As of the Record Date, 22,129 shares of Common Stock held by the ESOP had been allocated to the accounts of employees, including the shares allocated to the account of executive officers.

Meetings of the Board of Directors and Committees of the Board

         During the year ended December 31, 1996, the Board of Directors of the Company held four meetings, and the Board of Directors of the Bank held twelve meetings. Each Director of the Company is a Director of the Bank. No Director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period, with respect to each the Company and the Bank.

         The Board of Directors of the Company serves as the nominating committee for directors. While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

         The Bank's compensation committee consists of Messrs. Dubord (Chairman) and Robinson. The compensation committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. The compensation committee met two times in 1996.

         The Bank's audit committee, consisting of Directors Dubord, Luce and Spear, is responsible for reviewing audit performance and evaluating policies and procedures relating to auditing functions and controls.

Directors' Compensation

         Fees. Outside Directors of the Bank are paid an annual retainer of $6,500 ($8,000 for the Chairman of the Board). In addition, Outside Directors receive a fee of $100 for each Board meeting and Committee meeting attended.

         Directors Deferred Fee Plan. The Bank maintains a deferred fee plan for members of the Board of Directors. Participation in the Deferred Fee Plan is voluntary. Under the Deferred Fee Plan, a Director who wishes to participate in the Plan executes an agreement whereby the Director agrees to defer receipt of a certain amount of fees otherwise payable to him. The Director's account is credited with interest based on the prime rate quoted in the Wall Street Journal on December 31 of each year. Benefits (deferrals plus credited interest) are payable to the Director for ten years beginning on the later of the first day of the calendar month following the end of the Director's term of office due to resignation, removal, failure to be re-elected, or the Director's seventieth
(70th) birthday. In the event of the Director's death, the Bank will make specified monthly payments to the Director's beneficiary or beneficiaries within 30 days after the Director's death. The Bank's obligation under the Deferred Fee Plan is an unfunded and unsecured promise to pay. However, at its sole and exclusive option, the Bank may elect to fund the Deferred Fee Plan. Currently, Messrs. Robinson, Dubord and Spear participate in the Deferred Plan.

         Directors Option Plan. The Company adopted a stock option plan for Directors who are not employees of the Company or its subsidiary. The Directors Option Plan authorized the granting of non-statutory stock options for an aggregate of 13,200 shares of Common Stock (as adjusted to reflect a 10% stock dividend paid by the Company on August 12, 1996 (the "Stock Dividend")) to members of the Board of Directors who were not employees of the Bank or the Company. The six members of the Board of Directors at the time of the conversion of the Bank from the mutual to stock form and the related initial public offering of the Common Stock, who were not officers or employees of the Company or the Bank, received an option to purchase 1,650 shares of Common Stock, except that the Chairman of the Board received an option to purchase 3,300 shares. Both of these figures have been adjusted to reflect the Stock Divided. Options as to a total of 13,200 shares of Common Stock have been granted to Directors under this plan. The exercise price of any option granted under the Directors Option Plan may be paid in cash or common stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 1996, 1995 and 1994, to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer").

                                                 Annual Compensation                   Long-Term Compensation
                                       ---------------------------------------  -------------------------------------
                                                                    Other
                           Year                                    Annual                Awards             Payouts      All Other
      Name and             Ended         Salary      Bonus      Compensation                                            Compensation
 Principal Position    December 31,       (1)                        (2)                                                    (3)
--------------------  ---------------  ----------  ----------  ---------------  -------------------------------------  -------------
                                                                                 Restricted    Options/
                                                                                   Stock         SARS        LTIP
                                                                                   Awards         (#)       Payouts
                                                                                ------------  -----------------------
John C. Witherspoon        1996          $100,800     $10,746          --            --           --          --          $35,140
  President and Chief      1995            96,000      12,000          --            --           --          --           19,980
  Executive Officer        1994            96,000          --          --            --           --          --           15,832

------------------------------------

(1)      Salary  amount  includes  $7,004,  $6,375  and  $6,259,   respectively,
         deferred by Mr.  Witherspoon  pursuant to the Bank's 401(k)  Retirement and Savings Plan for the years ended December 31, 1996, 1995 and 1994.

(2) Perquisites for the years ended December 31, 1996, 1995 and 1994 did not exceed the lesser of $50,000 or 10% of the total of the salary and bonus as reported for the Named Executive Officer.

(3)      Includes  $4,760,   $4,572  and  $4,533,   respectively,   of  matching
         contributions made by the Bank on Mr.  Witherspoon's behalf pursuant to the Bank's  401(k)  Retirement  and  Savings  Plan for the years  ended
         December 31, 1996,  1995 and 1994. Also includes  $30,380,  $15,408 and
         $11,299,  respectively,  representing  the  market  value of  shares of
         Common Stock allocated to Mr. Witherspoon under the Bank's ESOP for the years ended December 31, 1996, 1995 and 1994.

         Employment Agreements. The Bank and the Company have entered into an employment agreement with John C. Witherspoon, which provides for a three-year term. On each anniversary date of the agreement, the term of the agreement may be extended for an additional year such that the remaining term is three years. If notice of renewal is not provided, the agreement will expire two years thereafter. In addition to a current base salary of $100,800, the agreement provides for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank or the Company for cause at any time, without further obligation. If termination of employment for cause is disputed by Mr. Witherspoon, the Company will continue making payments and providing benefits to Mr. Witherspoon until the dispute is settled by arbitration. If it is determined in arbitration that cause for termination existed, payments made must be returned. In the event the Bank or the Company choose to terminate the executive's employment for reasons other than cause, or the executive resigns due to demotion or loss of responsibility, relocation, reduction in benefits and perquisites or liquidation of the Bank or the Company, the executive may be entitled to his base salary for the remaining term of the agreement. Life, health and disability coverage would be provided for the remaining term of the agreement. If termination, voluntary or involuntary, follows a change in control of the Bank or the Company, the executive or, in the event of death, his beneficiary would be entitled to (i) a severance payment equal to the greater of the payments due for the remaining term of the agreement or three times the average of the three preceding years base salary; and (ii) life, medical and disability coverage for thirty-six (36) months.

         A "change in control" is generally defined to mean, during the term of the agreement, the acquisition of Company or Bank stock that would require Federal Reserve Board approval under the Bank Holding Company Act or under the Change in Bank Control Act or the acquisition by a person, or group of persons, of beneficial ownership of 20% or more of the Company's Common Stock, or a tender offer, exchange offer, merger or other form of business combination, sale of assets, or contested election of trustees which results in a change of a majority of the Board of Directors. Payments to the executive under the agreement will be made by the Company in the event that payments or benefits are not paid by the Bank.

         Incentive Stock Option Plan. The Board of Directors of the Company adopted the 1993 Incentive Stock Option Plan (the "Option Plan"), which provides for discretionary awards to officers and key employees. The grant of awards under the Option Plan is determined by a committee of the Board of Directors consisting of three directors (the "Option Plan Committee"), none of whom is eligible to receive options under the Plan. The Option Plan authorizes the granting of incentive and non-statutory stock options for up to 26,857 shares of Common Stock (as adjusted to reflect the Stock Dividend), to such officers and full-time employees of the Company and its affiliates as the Option Plan Committee may determine.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 1996. No options were exercised by, or granted to, a Named Executive Officer in 1996.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================
                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                                                  Year-End                  Year-End (1)
                             Shares Acquired       Value            Exercisable/Unexercisable   Exercisable/Unexercisable
       Name                  Upon Exercise        Realized                     (#)                         ($)
John C. Witherspoon........         --               $--                    6,187/4,125              $150,034/$100,031
-------------------

         (1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1996, at which date the average of the bid and ask price of the Common Stock as quoted on the Nasdaq Small-Cap Market was $24.25.

Transactions With Certain Related Persons

         There are loans outstanding from the Bank to certain of its Directors and executive officers, and their related interests. All loans or extensions of credit to executive officers and Directors, and their related interest, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

             PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK


         The Company is currently authorized to issue 1,200,000 shares of common stock, par value $0.01 per share. The Company's Board of Directors recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation that would increase the number of authorized shares of the Company's Common Stock from 1,200,000 shares to 2,200,000 shares. The number of authorized shares of preferred stock will remain at 200,000. If the Amendment is approved by the Company's stockholders, ARTICLE FOURTH, Paragraph A of the Company's Certificate of Incorporation will read as follows:

 FOURTH:          A.       The total number of shares of all classes of
stock which the Corporation shall have authority to issue is two million four hundred thousand (2,400,000) consisting of:

                  1. Two hundred thousand (200,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

                  2.       Two million two hundred thousand
         (2,200,000) shares of Common Stock, par value one cent
         ($.01) per share (the "Common Stock").

         The Company proposes to increase the number of authorized shares of its Common Stock to 2,200,000 shares to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuances pursuant to employee and stockholder stock plans and possible future acquisitions. Although the Board has considered a possible stock split, there are no present plans, understandings, or agreements for issuing a material number of additional shares of Common Stock from the currently authorized shares of Common Stock or the additional shares of stock proposed to be authorized pursuant to the Amendment. The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs. The proposed increase will also provide additional shares for corporate purposes generally.

         The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if the proposed Amendment is adopted, could be used to dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval. The additional authorized but unissued shares of the Company's Common Stock that would become available if the Amendment is approved could be used to make a change in control of the Company more difficult and expensive. Under certain circumstances, such shares could be used to create impediments or to frustrate persons seeking to cause a takeover or to otherwise gain control of the Company. Such shares could be sold to purchasers who might side with the Board in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for antitakeover purposes, SEC rules require disclosure of existing provisions in the Company's Certificate of Incorporation and bylaws which could have an antitakeover effect. These include provisions: (a) limiting voting rights of beneficial owners of more than 10% of the Common Stock; (b) permitting directors to be removed during their term only for cause and upon the vote of 80% of the stockholders; (c) allowing the Board exclusively to determine the number of directors; (d) providing for the election of directors on a staggered-term basis; (e) requiring an 80% stockholder vote for certain mergers and other business combinations which have not received the approval of a majority of the Disinterested Directors (as defined); (f) requiring any stockholder who intends to nominate a candidate for election to the Board of Directors or to raise new business at a stockholder meeting, to give 90 days advance notice to the Secretary of the Company; (g) allowing special meetings of stockholders to be called only by the Board of Directors;
(h) requiring stockholder action to be effected at an annual or special meeting but not by the written consent of stockholders; and (i) requiring an 80% stockholder vote to alter, amend, or repeal the Bylaws.

         The Board of Directors believes that, as proposed, the approval of the Amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires a vote in favor of the Amendment by the holders of a majority of the Company's outstanding shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                  PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the year ended December 31, 1996 were Berry, Dunn, McNeil & Parker. The Company's Board of Directors has reappointed Berry, Dunn, McNeil & Parker to continue as independent auditors for the Company for the year ending December 31, 1997, subject to ratification of such appointment by the stockholders. Representatives of Berry, Dunn, McNeil & Parker are expected to attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BERRY, DUNN, MCNEIL & PARKER AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1997.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the year ending December 31, 1997, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 5, 1997. Any stockholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Securities Exchange Act of 1934.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The date on which next year's Annual Meeting of Stockholders is expected to held is May 6, 1998. Accordingly, advance notice for certain business, or nominations to the Board of Directors, to be brought before the 1998 Annual Meeting must be given to the Company by February 5, 1998.


                                              By Order of the Board of Directors



Kingfield, Maine
April 4, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 REVOCABLE PROXY
                                KSB BANCORP, INC.

        [ X ] PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                            May 7, 1997 at 5:30 p.m.

  The undersigned hereby appoints JohnC. Witherspoon and William P. Dubord, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of KSBBancorp, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders, to be held at the Inn on Winter's Hill, Kingfield, Maine, on May 7, 1997 at 5:30 p.m. and at any and all adjournments thereof, as follows:

1. The election of Directors:

   Winfield F. Robinson
   G.Norton Luce

   [   ] FOR            [   ] WITHHOLD            [   ] EXCEPT

  INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock.

   [   ] FOR            [   ] AGAINST            [   ] ABSTAIN


3. The ratification of Berry, Dunn, McNeil &Parker as independent auditors for the Company for the year ending December 31, 1997.


   [   ] FOR            [   ] AGAINST            [   ] ABSTAIN


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.

  The undersigned acknowledges receipt from KSBBancorp, Inc. prior to the execution of this proxy of a Notice of Annual Meeting and of a Proxy Statement, each dated April 4, 1997.

  Please be sure to sign and date this Proxy in the box below.

--------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
Stockholder sign above

--------------------------------------------------------------------------------
Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage paid envelope provided.


                                KSB BANCORP, INC.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign but only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY